ANNUAL REPORT
OCTOBER 31, 1998

HAVEN CAPITAL MANAGEMENT, INC.
Investment Adviser
The Haven Fund

LETTER TO INVESTORS
December 1998

Dear Shareholder:

For the fiscal year ended October 31, 1998 the Fund's total return was +0.3%. This compares with the Standard & Poor's 500 Stock Index of +22.0% and the Lipper Growth Fund Index of +9.5%. Most observers, beneficiaries of it or not, feel that the S&P 500 Index moved into a world of its own in 1998, driven probably by the strong flow of new money into the "index" funds which replicate it. By way of comparison, the Wilshire 4500<F1> declined 3.4% in the year ended October 31. Extended performance data can be found on page 4.

Since we had written in last year's annual report that we expected the stock market some day to have a correction, we were not surprised by the one that occurred. What did surprise us was that stocks which sold at more modest price-earnings ratios than the averages, and had not fully participated in the euphoric market of the first half of the year, often suffered more in the correction than did the Top 50 of the S&P 500, even though many of the latter had valuations which were indefensible on historic or economic bases. Subsequent to the end of August the trend reversed and smaller stocks outperformed the S&P
500. For example, for the two months ended October 31 the Fund was +17.4%, versus +15.1% for the S&P 500. We hope, but do not know, this trend will continue.

The table on the next page gives a capsule view of stock market performance patterns over the past 1) calendar year to date, 2) 12 months and 3) three-year period ended on October 31. Note the magnitude of differences between "large," "mid-cap" and "small" in each style of fund -"growth," "blend" and "value." In every case "large" outperformed. This has not always been true, and indeed there is no logical reason why it should be true, but in 1998 it was a trend that eclipsed all others. Logic and the stock market often have a tenuous relationship, but in the long run stock performance follows earnings performance.


MORNINGSTAR CATEGORY AVERAGES
Total Returns as of 10/31/98

 Morningstar      Year     Number      12      Number       3 Year      Number
 Category<F2>   to Date   of Funds   Months   of Funds    Annualized   of Funds
------------    -------   --------   ------   --------    ----------   --------
Large Growth     14.12%     336      17.07%     314         20.19%       190
Mid-Cap Growth   -1.02%     334      -0.93%     311         10.31%       217
Small Growth    -13.61%     229     -15.94%     223          5.58%       134
Large Blend       8.85%     840      14.21%     791         20.89%       527
Mid-Cap Blend    -1.52%     228      -0.72%     210         14.09%       126
Small Blend     -13.94%     185     -14.81%     173         10.91%        87
Large Value       4.02%     492       8.79%     470         19.09%       336
Mid-Cap Value    -5.18%     250      -2.07%     241         15.52%       146
Small Value     -13.31%     307     -12.97%     289         12.12%       174
Domestic Hybrid   5.08%     683       7.92%     660         13.98%       468

Source: Morningstar Principia, November 1998 release

The figures shown represent the average total returns in each fund category for the periods shown ended on October 31, 1998. Return figures assume reinvestment of all dividends.

Morningstar, Inc. classifies The Haven Fund as a "mid-cap blend" fund, and it was in the second quartile of performance of this sector for the 12 months and three-year periods shown.<F3>

EMC Corp. was a repeater for the best performing stock in the Fund. The company continues to gain market share in the dynamic market for add-on computer memories. The next four best performers were Johnson & Johnson, which of course represents "big-cap growth," Valeo SA, a dynamic multinational auto parts manufacturer, Leggett & Platt, a diversified manufacturer of parts for consumer durable products and Commerce Bancorp/NJ, a fast-growing community bank serving the Philadelphia metropolitan area.

The five worst stocks we held were Ocean Energy, an independent explorer/producer of oil and gas, Gulf Canada Ltd., in that same industry, New Holland, a global manufacturer of agricultural equipment, Schlumberger, Ltd., primarily an oil service company, and Andrew Corp., primarily a manufacturer of telecommunications equipment. Three out of the five are energy-related. The price of crude oil (North Sea Brent, a global reference) dropped 34% in the 12 months to October 31. In that environment, it was the rare energy stock (our Total SA was one) that did not suffer. Schlumberger went from one of our best stocks last year to one of our worst. Ocean Energy's production rose 31% in the nine months to September 30, but exploration/production stocks had few friends regardless of results. One person's glut is another's margin of safety. We, remembering the shortages of the 1970's, are inclined to regard the current 5% surplus in petroleum capacity as a rather narrow margin of safety for such an essential commodity. New Holland's stock reacted to the abrupt mid-year decline in agricultural commodity prices. It is a financially strong, improving company selling at a price-earnings ratio of approximately nine times 1999 estimated earnings, so we are prepared to be patient. The driver of Andrew's growth in recent years has been the worldwide build-out of cellular telephone systems. That business slowed down in 1998, but we expect the slowdown to be temporary. We consider Andrew's long-term growth potential to be favorable.

It was a difficult year, capped by a minor panic from the middle of August through the middle of October, and we thank you for your continued support.

Sincerely,


/s/ Colin C. Ferenbach
Colin C. Ferenbach
President


<F1>The Wilshire 4500 Index is the Wilshire 5000 Index less the Standard &
Poor's 500. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Wilshire 4500 uses approximately 6500 security returns to adjust the index. The index was created December 31, 1983 and is made up of 60% NYSE, 37% NASDAQ and 3% AMEX.

<F2>Fund Category Classification Definitions
Funds with a combined relative price/earnings and price/book figure of less than
1.75 are considered to be value funds. Portfolios with combined ratios equal or greater than 1.75 but less than or equal to 2.25 are considered to be blend funds (by definition, the S&P 500 scores 2.00), and any funds with a sum greater than 2.25 are classified as growth funds. "Small" refers to companies with less than $1 billion in market capitalization. "Mid-cap" refers to companies with market capitalizations between $1 and $5 billion dollars and "large" refers to companies with market capitalizations over $5 billion dollars.

<F3>Morningstar rankings for The Haven Fund for the one- and three-year periods ended October 31, 1998 were: 91 out of 210 for the one-year period; and 42 out of 126 for the three-year period. Morningstar did not rank the Fund prior to its inception in 1994 when the Fund was operated as a limited partnership.

Past performance is no guarantee of future results.

The chart below assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership that was managed by Haven Capital Management, Inc., the Fund's investment adviser, from 1984 to 1994. On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Although the Partnership was managed by the same individuals who manage the Fund, and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partnership had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.


                         Growth of a $10,000 Investment
                        for the Fund and the Partnership


             The Haven    S&P 500     Lipper Growth     Wilshire
               Fund     Stock Index     Fund Index     4500 Index
               ----     -----------     ----------     ----------
6/27/84       10,000       10,000         10,000         10,000
10/31/89      21,485       26,959         23,733         22,696
10/31/90      20,001       24,969         20,688         17,935
10/31/91      27,068       33,289         29,264         27,058
10/31/92      30,496       36,601         31,546         29,520
10/31/93      35,619       42,069         37,534         36,871
10/31/94      37,634       43,698         38,299         36,934
10/31/95      42,771       55,251         47,484         45,340
10/31/96      54,853       68,522         55,508         53,333
10/31/97      68,512       90,525         71,284         68,789
10/31/98      68,703      110,432         78,041         66,471


                    Average Annual Total Return of the Fund
                       FOR PERIODS ENDED OCTOBER 31, 1998
                      -----------------------------------

                                      One                Since
                                      Year           Inception<F4>
                                      ----             ----------

 The Haven Fund                       0.3%               16.5%

 S&P 500 Stock Index                 22.0%               25.8%

 Lipper Growth Fund Index             9.5%               19.0%

 Wilshire 4500 Index                 (3.4)%              16.0%

 <F4> June 23, 1994

            Average Annual Total Return of the Fund and Partnership
                       FOR PERIODS ENDED OCTOBER 31, 1998


                                      One       Five      Ten      Since
                                      Year      Year      Year Inception<F5>
                                      ----      ----      ----   ---------
 The Haven Fund                       0.3%    14.0%     14.0%      14.4%

 S&P 500 Stock Index                 22.0%    21.3%     17.9%      18.2%

 Lipper Growth
 Fund Index                           9.5%    16.1%     14.7%      15.7%

 Wilshire 4500 Index                (3.4)%    12.6%     13.7%      14.5%

  <F5>June 27, 1984

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Growth Fund Index is an unmanaged index comprised of the largest 30 of the 864 funds in the Lipper Growth Fund category as of October 31, 1998. Funds included in the category are, by definition, those which normally invest in companies whose long-term earnings are expected to grow significantly faster than the stocks represented in the major unmanaged stock indices.

The Wilshire 4500 Index is an unmanaged index of all U.S. equity securities with readily available price data that are not included in the S&P 500.

A direct investment in either the S&P 500 Stock Index, the Lipper Growth Fund Index or the Wilshire 4500 Index is not possible.

Total return calculations reflect fee waivers in effect for 1995 and 1994. In the absence of fee waivers, total return performance would be reduced. Total return is based on net change in NAV assuming reinvestment of distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.


STATEMENT OF NET ASSETS

October 31, 1998

 Number
of Shares                                             Value
---------                                             -----

COMMON STOCKS 91.41%

             AUTO PARTS 3.37%
50,000       Detroit Diesel Corp.<F6>             $  884,375
20,000       Valeo SA - (FR)                       1,731,188
                                                  ----------
                                                   2,615,563
                                                  ----------


             BANKS 14.39%
35,000       Bank One Corp.                        1,710,625
52,500       Commerce Bancorp, Inc./NJ             2,132,812
61,299       HSBC Holdings plc - (UK)              1,437,209
20,000       Morgan (J.P.) & Co., Inc.             1,885,000
25,000       National Australia Bank Ltd. - (AUS)  1,665,625
75,000       Sovereign Bancorp, Inc.                 984,375
15,000       Wachovia Corp.                        1,363,125
                                                  ----------
                                                  11,178,771
                                                  ----------

             BUILDING & HOUSING 2.34%
50,000       Owens Corning                         1,815,625
                                                  ----------

             CHEMICALS 3.03%
20,000       du Pont (E.I.) de Nemours & Co.       1,150,000
30,000       Praxair, Inc.                         1,207,500
                                                  ----------
                                                   2,357,500
                                                  ----------

             COMPUTERS & OFFICE EQUIPMENT 1.91%
100,000      Novell, Inc. <F6>                     1,487,500
                                                  ----------

             CONSUMER NON-DURABLES 3.73%
50,000       Alberto-Culver Co.                    1,206,250
35,000       Kimberly-Clark Corp.                  1,688,750
                                                  ----------
                                                   2,895,000
                                                  ----------

             DRUG & HOSPITAL SUPPLIES 9.27%
25,000       Elan Corp. plc - (IRL)<F6>            1,751,562
25,000       Johnson & Johnson                     2,037,500


STATEMENT OF NET ASSETS (cont'd.)
October 31, 1998

 Number
of Shares                                                Value
---------                                                -----

COMMON STOCKS 91.41% (cont'd.)

             DRUG & HOSPITAL SUPPLIES 9.27% (cont'd.)
45,000       Stryker Corp.                             $1,887,188
35,000       United Healthcare Corp.                    1,524,688
                                                       ----------
                                                        7,200,938
                                                       ----------

             ELECTRICAL EQUIPMENT 4.81%
23,000       Grainger (W.W.), Inc.                      1,059,437
75,000       Molex, Inc.                                2,676,563
                                                       ----------
                                                        3,736,000
                                                       ----------

             ELECTRONICS 9.00%
50,000       Computer Associates International, Inc.    1,968,750
50,000       EMC Corp./Mass.<F6>                        3,218,750
30,000       Hewlett-Packard Co.                        1,805,625
                                                       ----------
                                                        6,993,125
                                                       ----------

             FURNISHINGS & APPLIANCES 3.80%
25,000       Armstrong World Industries, Inc.           1,550,000
60,000       Leggett & Platt, Inc.                      1,402,500
                                                       ----------
                                                        2,952,500
                                                       ----------
             MACHINERY 7.35%
    750      Bucher Holding AG - (CH)                     694,562
 60,000      Dover Corp.                                1,905,000
100,000      New Holland N.V. - (NETH)                  1,262,500
500,000      Rolls-Royce plc - (UK)                     1,846,363
                                                       ----------
                                                        5,708,425
                                                       ----------

             MISCELLANEOUS INDUSTRIALS 4.81%
30,000       Avery Dennison Corp.                       1,243,125
80,000       Diebold, Inc.                              2,495,000
                                                       ----------
                                                        3,738,125
                                                       ----------

STATEMENT OF NET ASSETS (cont'd.)
October 31, 1998

 Number
of Shares                                                Value
---------                                                ------
             COMMON STOCKS 91.41% (cont'd.)

             OIL - DOMESTIC 3.18%
60,000       Burlington Resources, Inc.                $2,471,250
                                                       ----------

             OIL - INTERNATIONAL 7.07%
225,000      Gulf Canada Resources Ltd. - (CAN)<F6>       843,750
 90,000      Ocean Energy, Inc.<F6>                     1,125,000
 36,000      Royal Dutch Petroleum Co. - (NETH)         1,773,000
 30,000      Total SA -  (FR)                           1,755,000
                                                       ----------
                                                        5,496,750
                                                       ----------

             OIL WELL EQUIPMENT & SERVICES 1.69%
25,000       Schlumberger, Ltd.                         1,312,500
                                                       ----------

             RAILROAD 1.95%
100,000      Wisconsin Central Transportation
                Corporation<F6>                         1,512,500
                                                       ----------

             REAL ESTATE INVESTMENT TRUSTS  2.29%
50,000       General Growth Properties, Inc.            1,778,125
                                                       ----------

             RETAILING 4.38%
70,000       Borders Group, Inc.<F6>                    1,776,250
45,000       Circuit City Stores - Circuit City Group   1,628,437
                                                       ----------
                                                        3,404,687
                                                       ----------

             TELECOMMUNICATIONS 3.04%
 65,000      Andrew Corp.<F6>                           1,064,375
100,000      Amdocs Ltd. - (ISR)<F6>                    1,300,000
                                                       ----------
                                                        2,364,375
                                                       ----------


             Total Common Stocks
             (cost $52,183,060)                        71,019,259
                                                       ----------


STATEMENT OF NET ASSETS (cont'd.)
October 31, 1998


Par(000)/Shares                                                    Value
---------------                                                    -----


             COMMERCIAL PAPER 8.36%

$ 3,250     American Express Credit Corp., 5.25%, 11/12/98     $  3,244,786
  3,250     Ford Motor Credit Corp., 5.23%, 11/3/98               3,249,056
                                                                -----------
            (cost $6,493,842)                                     6,493,842
                                                                -----------


            SHORT-TERM INVESTMENT 0.47%

362,124     Temporary Investment Fund
            (cost $362,124)                                         362,124
                                                                -----------


            TOTAL INVESTMENTS 100.24%
            (cost $59,039,026<F7>)                              $77,875,225
                                                                -----------


Other Liabilities in Excess of Assets (0.24)%                     (184,926)
                                                                -----------


Net Assets applicable to 5,437,386 Shares of Common
Stock issued and outstanding 100.00%                            $77,690,299
                                                                ===========

Net Asset Value, offering and redemption price
per share ($77,690,299/5,437,386)                                    $14.29
                                                                     ======

    The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
        Gross appreciation..................$20,985,926
        Gross depreciation...................(2,149,727)
        Net appreciation....................$18,836,199<F7>
                                            ===========

<F6> Non-income producing securities.
<F7> Also cost for federal income tax purposes.

Country Abbreviations
      (AUS) - Australia     (IRL) - Ireland
      (CAN) - Canada        (ISR) - Israel
      (CH) - Switzerland    (NETH) - Netherlands
      (FR) - France         (UK) - United Kingdom

                       See Notes to Financial Statements.


TOP TEN STOCK HOLDINGS

                               29.0% of the Fund
                               -----------------

               EMC Corp./Mass.                                    4.1%
               Molex, Inc.                                        3.4%
               Diebold, Inc.                                      3.2%
               Burlington Resources, Inc.                         3.2%
               Commerce Bancorp, Inc./NJ                          2.7%
               Johnson & Johnson                                  2.6%
               Computer Associates International, Inc.            2.5%
               Dover Corp.                                        2.5%
               Stryker Corp.                                      2.4%
               Morgan (J.P.) & Co., Inc.                          2.4%
                                                                 -----
               TOTAL                                             29.0%

PERCENT OF TOTAL EQUITIES
                                  BY COUNTRY
                                  (Unaudited)
                                  -----------

                         France                    4.9%
                         United Kingdom            4.6%
                         Netherlands               4.3%
                         Ireland                   2.5%
                         Australia                 2.3%
                         Israel                    1.8%
                         Canada                    1.2%
                         Switzerland               1.0%
                         United States            77.4%


STATEMENT OF OPERATIONS
For the Year Ended October 31, 1998

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $43,413)             $1,106,464
Interest                                                            341,151
                                                                 ----------
   Total Investment Income                                        1,447,615
                                                                 ----------


OPERATING EXPENSES:
Investment advisory fees                                            491,740
Distribution fees                                                   151,520
Administration and accounting fees                                   99,997
Transfer agent fees                                                  52,221
Amortization of organizational costs                                 50,691
Legal fees                                                           40,812
Custodian fees                                                       27,594
Trustees' fees and expenses                                          25,500
Audit fees                                                           24,278
Blue Sky fees                                                        22,374
Printing fees                                                        21,752
Insurance fees                                                       19,926
Miscellaneous expenses                                                5,798
SEC fees                                                                237
                                                                 ----------
   Total Expenses                                                 1,034,440
                                                                 ----------


Net Investment Income                                               413,175
                                                                 ----------


NET REALIZED GAIN (LOSS) FROM:
   Investments                                                    8,050,397
   Foreign currency transactions                                    (4,532)
NET INCREASE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                  (8,094,345)
   Translation of assets and liabilities in foreign currency          2,269
                                                                 ----------
Net realized and unrealized loss from
 investments and foreign currency                                  (46,211)
                                                                 ----------
Net increase in net assets resulting from operations             $  366,964
                                                                 ==========



                       See Notes to Financial Statements.


                       STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR             YEAR
                                                    ENDED             ENDED
                                                 OCTOBER 31,       OCTOBER 31,
                                                     1998             1997
                                                     ----             ----

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                              $413,175         $606,048
Net realized gain on investments and foreign
  currency transactions                           8,045,865        7,911,410
Net change in unrealized
  appreciation (depreciation)
  on investments and translation of other
  assets and liabilities denominated in
  foreign currencies                            (8,092,076)        8,411,721
                                                -----------      -----------
     Net increase in net assets from operations     366,964       16,929,179
                                                -----------      -----------

DIVIDENDS PAID TO SHAREHOLDERS:
From net investment income                        (448,301)        (542,627)
From net realized gains                         (7,848,458)      (6,502,581)
                                                -----------      -----------
     Total dividends paid to shareholders       (8,296,759)      (7,045,208)
                                                -----------      -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                         2,772,497        7,649,818
Value of shares issued in reinvestment
  of dividends                                    6,023,822        4,399,820
Cost of shares redeemed                         (7,944,801)      (4,260,734)
                                                -----------      -----------
     Increase in net assets from capital
        share transactions                          851,518        7,788,904
                                                -----------      -----------

     Total increase (decrease) in net assets    (7,078,277)       17,672,875
                                                -----------      -----------

NET ASSETS:
Beginning of year                                84,768,576       67,095,701
                                                -----------      -----------
End of year                                     $77,690,299      $84,768,576
                                                ===========      ===========



                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
(For a Share           YEAR        YEAR         YEAR        YEAR        PERIOD
Outstanding           ENDED        ENDED       ENDED        ENDED       ENDED
Throughout each    OCTOBER 31,  OCTOBER 31, OCTOBER 31,  OCTOBER 31, OCTOBER 31,
Period)                1998        1997         1996        1995       1994<F8>
                       ----        ----         ----        ----       --------

NET ASSET VALUE,
  BEGINNING OF
  PERIOD              $15.83     $14.04      $11.67       $10.65       $10.00
                      ------     ------      ------       ------       ------

INCREASE FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income                0.08       0.06        0.08         0.12         0.04
Net realized and
  unrealized gains
  (losses) on
  investments and
  foreign currency
  transactions        (0.02)       3.13        3.07         1.28         0.61
                      ------     ------      ------       ------       ------
     Total from
       investment
       operations       0.06       3.19        3.15         1.40         0.65

LESS DISTRIBUTIONS:
Dividends paid
  to shareholders:
  From net investment
     income           (0.08)     (0.05)      (0.08)       (0.15)            _
  From net realized
  gains               (1.52)     (1.35)      (0.70)       (0.23)            _
                      ------     ------      ------       ------       ------
    Total
      distributions
      to shareholders (1.60)     (1.40)      (0.78)       (0.38)            _

NET ASSET VALUE,
  END OF PERIOD       $14.29     $15.83      $14.04       $11.67       $10.65
                      ======     ======      ======       ======       ======

TOTAL RETURN           0.29%     24.90%      28.25%       13.65%   6.50%<F11>

SUPPLEMENTAL
  DATA AND RATIOS:
Net assets,
 end of period
 (in 000s)           $77,690    $84,769     $67,096      $55,579        $45,332
Ratios of expenses
 to average net assets 1.26%      1.33%       1.59%    1.53%<F9> 1.20%<F9><F10>
Ratios of net
 investment income to
 average net assets    0.50%      0.78%       0.58%    1.14%<F9> 1.10%<F9><F10>
Portfolio turnover rate  59%        57%         67%          77%            27%


<F8> The Haven Fund commenced operations on June 23, 1994.
<F9> Without fee waivers, the ratio of expenses to average daily net assets would have been 1.59% and 1.43% (annualized) and the ratio of net investment income to average daily net assets would have been 1.08% and 0.87% (annualized), for the year ended October 31, 1995 and the period ended October 31, 1994, respectively.
<F10> Annualized.
<F11> Total return for periods less than one year are not annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

The Haven Capital Management Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust and is an open-ended, diversified, management, series investment company which currently consists of The Haven Fund (the "Fund").

2. SIGNIFICANT ACCOUNTING POLICIES

a) PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or if no sales are reported, and in the case of certain securities traded over-the-counter, the mean between the last reported bid and asked prices. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Trustees.

b) FOREIGN CURRENCY TRANSACTIONS: Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions.

c) SECUIRTY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade-date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Realized gains or losses on sales of investments are determined on the identified cost basis for financial reporting and income tax purposes.

d) DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts and certain securities sold at a loss or gain.

e) FEDERAL TAXES: The Fund is a separate entity for federal income tax purposes. It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out most of its net investment income and net capital gains to its shareholders. Therefore, no federal income or excise tax provision is required.

NOTES TO FINANCIAL STATEMENTS (cont'd.)

f) ORGANIZATION COSTS: Costs incurred in connection with the Fund's organization and registration are amortized on a straight-line basis over the period of benefit, not to exceed 60 months.

g) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of the investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 1998, the Fund did not hold any financial instruments with off-balance sheet risk.

4. FEES AND RELATED PARTY TRANACTIONS

a) INVESTMENT ADVISORY FEES: Under an agreement between the Trust on behalf of the Fund and Haven Capital Management, Inc. (the "Adviser"), the Adviser serves as the Fund's investment adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund's average daily net assets.

b) TRUSTEES' FEES: Fees were paid to the Trustees and/or Officers of the Fund for the year ended October 31, 1998, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

c) DISTRIBUTION FEES: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.


NOTES TO FINANCIAL STATEMENTS (cont'd.)

Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays Sunstone Distribution Services, LLC, payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets; provided that such compensation shall be subject to a minimum monthly fee of $7,083 (exclusive of out-of-pocket expenses).

The Fund also pays Hewes Communications, Inc. a monthly fee of $3,500 (exclusive of out-of-pocket expenses) as compensation for services under the Plan.

d) ADMINISTRATOR AND TRANSFER AGENT FEES: As compensation for its administrative and accounting services, the Fund pays PFPC a fee, at the annual rate of 0.10% of the first $200,000,000 of average net assets; 0.075% of the next $200,000,000 of average net assets; 0.05% of the next $200,000,000 of average net assets; and 0.03% of the average net assets in excess of $600,000,000, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). As transfer agent of the Fund, PFPC receives a minimum monthly fee of $3,000 (exclusive of out-of-pocket expenses).

e) CUSTODIAN FEES: PNC Bank and Chase Manhattan Bank, N.A., serve as custodian and sub-custodian for the Fund's U.S. and foreign assets, respectively. As compensation for its custodian services, the Fund pays PNC Bank a fee, at the annual rate of 0.0175% of the Fund's first $100,000,000 of average gross assets; 0.015% of the next $400,000,000 of average gross assets; 0.0125% of the next $500,000,000 of average gross assets; and 0.01% of the average gross assets in excess of $1,000,000,000 (exclusive of out-of-pocket expenses and transaction charges). The minimum monthly fee is $1,500 (exclusive of out-of-pocket expenses and transaction charges). The Fund pays Chase Manhattan Bank, N.A. an account fee of $5,000 per year and an asset based fee derived from the ending market value of foreign held securities (exclusive of transaction charges).

5. CAPITAL STOCK

The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Transactions in shares of the Fund for the years ended October 31, 1998 and 1997, respectively, were as follows:

                                                1998          1997
                                                ----          ----
Sale of shares                               188,218        527,437
Shares issued to shareholders
   in reinvestment of dividends              415,829        323,802
Shares repurchased                         (522,892)      (273,510)
                                           ---------      ---------
Net increase                                  81,155        577,729
Shares outstanding:
   Beginning of year                       5,356,231      4,778,502
                                           ---------      ---------
   End of year                             5,437,386      5,356,231
                                           =========      =========


At October 31, 1998, one shareholder held approximately 17% of the outstanding shares of the Fund.

NOTES TO FINANCIAL STATEMENTS (cont'd.)

6. COMPONENTS OF NET ASSETS

At October 31, 1998, Net Assets consisted of the following:
Capital paid-in                                    $50,699,116
Accumulated net realized gain on investments
  and foreign currency transactions                  7,976,705
Undistributed net investment income                    177,863
Net unrealized appreciation of investments          18,836,199
Net unrealized appreciation on foreign
  currency transactions                                    416
                                                   -----------
                                                   $77,690,299
                                                   ===========

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 1998, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $44,266,428 and $52,332,162, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
The Haven Capital Management Trust:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Haven Capital Management Trust (the "Trust") comprised of The Haven Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania 19103
December 2, 1998

                     IMPORTANT TAX INFORMATION (UNAUDITED)

The Haven Fund distributed a total capital gain dividend per share of $1.5188 during the fiscal year ending October 31, 1998. Of this total capital gain per share amount, the Fund made a 28 percent gain distribution of $0.9929 per share, a 20 percent rate gain distribution of $0.4529 per share, and a short-term capital gain distribution of $0.0730 per share.




THE HAVEN FUND
P.O. BOX 8903
WILMINGTON, DE 19899-8903


FOR FUND INFORMATION,
PRICES AND LITERATURE, CALL
1-800-844-4836

FOR ACCOUNT BALANCES AND
OTHER INFORMATION ABOUT YOUR HAVEN FUND ACCOUNT, CALL
1-800-850-7163

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE HAVEN FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE HAVEN FUND. THE PROSPECTUS INCLUDES MORE COMPLETE INFORMATION ABOUT MANAGEMENT FEES AND EXPENSES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF THE HAVEN FUND. PLEASE READ THE PROSPECTUS CAREFULLY.